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                                                                   EXHIBIT 99.1
                                 FORM OF PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                       OF SECURITY CAPITAL PACIFIC TRUST

  The undersigned shareholder of Security Capital Pacific Trust, a Maryland real estate investment trust ("PTR"), hereby appoints R. Scot Sellers, Charles
E. Mueller, Jr. and Jeffrey A. Klopf, and each of them, as proxy for the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of PTR to be held on Monday, June 29, 1998, at 2:00 p.m., mountain time, at the Hyatt Regency Tech Center 7800 East Tuffs Avenue Denver, Colorado 80237 and at any adjournment(s) or postponement(s) thereof, and to vote and otherwise represent all the shares that the undersigned is entitled to vote with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner as further described in the accompanying Joint Proxy Statement and Prospectus. The undersigned hereby revokes any proxy previously given with respect to such shares.

  The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Joint Proxy Statement and Prospectus.

*Rescheduled from June 18, 1998

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4 BELOW, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1. The election of each nominee for Trustee to serve until the next annual meeting of shareholders and their successors are duly elected and qualify-- Calvin K. Kessler; James M. Polk, III; John C. Schwertzer; James A. Cardwell; John T. Kelly, III; C. Ronald Blankenship; William G. Myers; and
   R. Scot Sellers.

            FOR       WITHHELD
            ALL       FROM ALL
          NOMINEES    NOMINEES
            [_]         [_]

 FOR ALL nominees except as noted below

[_] _________________________________________________


2. The approval and adoption of the Merger Agreement, dated as of April 1, 1998, as amended, between PTR and Security Capital Atlantic Incorporated, and the transactions contemplated thereby.

            [_] FOR              [_] AGAINST            [_] ABSTAIN

3. The approval and adoption of the Amended and Restated Declaration of Trust.

            [_] FOR              [_] AGAINST            [_] ABSTAIN

4. The approval of the amendment to the Security Capital Pacific Trust 1997 Long-Term Incentive Plan and the amendment to the Security Capital Pacific Trust 1996 Share Option Plan for Outside Trustees.

            [_] FOR              [_] AGAINST            [_] ABSTAIN

5. To vote and otherwise represent the shares on any other matter which may properly come before the meeting or any adjournment(s) or postponement(s) thereof in their discretion.

                                          [_] MARK HERE IF YOU PLAN TO ATTEND
                                            THE MEETING

                                          Please sign exactly as name appears
                                          hereon and date. If the shares are
                                          held jointly, each holder should
                                          sign. When signing as an attorney,
                                          executor, administrator, trustee,
                                          guardian or as an officer signing
                                          for a corporation, please give the
                                          full title under signature.

                                          _____________________________________
                                                        Signature

                                          _____________________________________
                                               Signature, if held jointly

                                          Dated:       , 1998

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                              FOLD AND DETACH HERE

 [INSERT PTR LOGO]

                                            ANNUAL MEETING
                                            OF SHAREHOLDERS

 ADMISSION TICKET

 [INSERT RECORDHOLDER INFORMATION]
                                            MONDAY, JUNE 29, 1998

                                            2:00 p.m. (mountain time)

                                            HYATT REGENCY TECH CENTER 7800
                                            EAST TUFFS AVENUE DENVER, COLORADO
                                            80237

  Please present this ticket for admittance of shareholder(s) named above and guest.